Exhibit 99.2

Third Quarter
Financial Supplement
September 30, 2023
3

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	10
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	11
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	12
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	13
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	14
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	15

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	16
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	17
General Account Assets Under Management and Related Measures	18

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	19
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	20

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	21
Other Expenses by Major Category; and Other Statistical Information	22

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	23
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	24
Other Expenses by Major Category; and Other Statistical Information	25

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	26

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	27
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	28
Summary of Net Mortgage Loans; and Summary of Net Commercial Mortgage Loans by Region and Property Type	29
Footnotes	30

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of its business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Revenues
Premiums	$17,332	$9,005	$9,589	$11,678	$11,230	$39,505	$32,497
Universal life and investment-type product policy fees	1,275	1,266	1,289	1,288	1,334	3,959	3,911
Net investment income	3,585	4,464	4,645	5,072	4,825	11,452	14,542
Other revenues	728	627	639	621	606	2,003	1,866
Net investment gains (losses)	(411)	350	(684)	(1,039)	(927)	(1,610)	(2,650)
Net derivative gains (losses)	(226)	(104)	(90)	(997)	(1,202)	(2,147)	(2,289)
Total revenues	22,283	15,608	15,388	16,623	15,866	53,162	47,877

Expenses
Policyholder benefits and claims	17,603	9,115	9,872	11,809	11,130	40,392	32,811
Policyholder liability remeasurement (gains) losses	136	20	(9)	(16)	(17)	94	(42)
Market risk benefit remeasurement (gains) losses	(965)	(512)	188	(817)	(796)	(3,162)	(1,425)
Interest credited to policyholder account balances	1,014	1,727	1,864	1,933	1,658	2,167	5,455
Policyholder dividends	158	155	159	151	153	551	463
Amortization of DAC and VOBA	441	457	470	479	499	1,374	1,448
Amortization of negative VOBA	(7)	(7)	(7)	(6)	(7)	(22)	(20)
Interest expense on debt	239	248	255	256	265	690	776
Other expenses, net of capitalization of DAC	2,249	2,379	2,339	2,404	2,447	6,740	7,190
Total expenses	20,868	13,582	15,131	16,193	15,332	48,824	46,656
Income (loss) before provision for income tax	1,415	2,026	257	430	534	4,338	1,221
Provision for income tax expense (benefit)	248	445	172	22	39	617	233
Net income (loss)	1,167	1,581	85	408	495	3,721	988
Less: Net income (loss) attributable to noncontrolling interests	5	3	5	6	6	15	17
Net income (loss) attributable to MetLife, Inc.	1,162	1,578	80	402	489	3,706	971
Less: Preferred stock dividends	64	29	66	32	67	156	165
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,098	$1,549	$14	$370	$422	$3,550	$806

Premiums, fees and other revenues	$19,335	$10,898	$11,517	$13,587	$13,170	$45,467	$38,274

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Net income (loss) available to MetLife, Inc.'s common shareholders	$1,098	$1,549	$14	$370	$422
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(411)	350	(684)	(1,039)	(927)
Less: Net derivative gains (losses)	(226)	(104)	(90)	(997)	(1,202)
Less: Market risk benefit remeasurement gains (losses)	965	512	(188)	817	796
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(435)	(317)	(383)	(316)	(156)
Less: Provision for income tax (expense) benefit	110	(149)	180	419	429
Add: Net income (loss) attributable to noncontrolling interests	5	3	5	6	6
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders	1,100	1,260	1,184	1,492	1,488
Less: Total notable items (2)	12	—	—	—	14
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,088	$1,260	$1,184	$1,492	$1,474

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.37	$1.96	$0.02	$0.48	$0.56
Less: Net investment gains (losses)	(0.51)	0.44	(0.88)	(1.35)	(1.23)
Less: Net derivative gains (losses)	(0.28)	(0.13)	(0.12)	(1.30)	(1.59)
Less: Market risk benefit remeasurement gains (losses)	1.21	0.65	(0.24)	1.06	1.05
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.55)	(0.40)	(0.48)	(0.40)	(0.20)
Less: Provision for income tax (expense) benefit	0.14	(0.19)	0.23	0.54	0.57
Add: Net income (loss) attributable to noncontrolling interests	0.01	—	0.01	0.01	0.01
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders per diluted common share	1.37	1.59	1.52	1.94	1.97
Less: Total notable items per diluted common share (2)	0.01	—	—	—	0.02
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$1.36	$1.59	$1.52	$1.94	$1.95

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$12	$—	$—	$—	$14
Total notable items	$12	$—	$—	$—	$14

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$0.01	$—	$—	$—	$0.02
Total notable items	$0.01	$—	$—	$—	$0.02

	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Weighted average common shares outstanding - diluted	800.7	790.2	781.2	769.6	755.5

(1)See Appendix for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Book value per common share (1)	$32.48	$33.45	$36.89	$34.92	$29.34
Book value per common share, excluding AOCI other than FCTA (1)	$52.04	$54.30	$53.83	$53.55	$53.00

	For the Three Months Ended
Unaudited	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Return on MetLife, Inc.'s (2):
Common stockholders' equity	15.8%	24.0%	0.2%	5.4%	7.0%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	15.9%	19.5%	17.4%	21.8%	24.7%
Common stockholders' equity, excluding AOCI other than FCTA	10.6%	12.1%	11.3%	14.6%	14.9%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	10.5%	12.1%	11.3%	14.6%	14.7%

	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Common shares outstanding, beginning of period	797.6	787.3	779.1	769.2	757.2
Share repurchases	(10.3)	(8.5)	(11.6)	(12.1)	(12.9)
Newly issued shares	—	0.3	1.7	0.1	0.1
Common shares outstanding, end of period	787.3	779.1	769.2	757.2	744.4

Weighted average common shares outstanding - basic	795.8	784.2	775.4	765.9	751.4
Dilutive effect of the exercise or issuance of stock-based awards	4.9	6.0	5.8	3.7	4.1
Weighted average common shares outstanding - diluted	800.7	790.2	781.2	769.6	755.5

MetLife Policyholder Trust Shares	125.1	123.6	122.1	120.5	119.1

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Total revenues	$22,283	$15,608	$15,388	$16,623	$15,866	$53,162	$47,877
Less: Adjustments to total revenues:
Net investment gains (losses)	(411)	350	(684)	(1,039)	(927)	(1,610)	(2,650)
Net derivative gains (losses)	(226)	(104)	(90)	(997)	(1,202)	(2,147)	(2,289)
Investment hedge adjustments	(252)	(277)	(264)	(263)	(232)	(699)	(759)
Asymmetrical and non-economic accounting	—	—	—	—	—	—	—
Unit-linked contract income	(321)	209	303	296	4	(1,507)	603
Other adjustments	35	27	(3)	(8)	(14)	123	(25)
Divested businesses	—	—	—	—	—	66	—
Total adjusted revenues	$23,458	$15,403	$16,126	$18,634	$18,237	$58,936	$52,997

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Net investment income	$3,585	$4,464	$4,645	$5,072	$4,825	$11,452	$14,542
Less: Adjustments to net investment income:
Investment hedge adjustments	(252)	(277)	(264)	(263)	(232)	(699)	(759)
Unit-linked contract income	(321)	209	303	296	4	(1,507)	603
Other adjustments	(5)	2	—	(1)	(3)	(12)	(4)
Divested businesses	—	—	—	—	—	11	—
Adjusted net investment income	$4,163	$4,530	$4,606	$5,040	$5,056	$13,659	$14,702

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Variable investment income (Included in net investment income above)	$(53)	$24	$(44)	$221	$179	$1,521	$356

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Premiums, fees and other revenues	$19,335	$10,898	$11,517	$13,587	$13,170	$45,467	$38,274
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	—	—	—	—	—	—	—
Other adjustments	40	25	(3)	(7)	(11)	135	(21)
Divested businesses	—	—	—	—	—	55	—
Adjusted premiums, fees and other revenues	$19,295	$10,873	$11,520	$13,594	$13,181	$45,277	$38,295
Adjusted premiums, fees and other revenues, on a constant currency basis	$19,394	$10,993	$11,463	$13,539	$13,181

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Total expenses	$20,868	$13,582	$15,131	$16,193	$15,332	$48,824	$46,656
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	(965)	(512)	188	(817)	(796)	(3,162)	(1,425)
Goodwill impairment	—	—	—	—	—	—	—
Asymmetrical and non-economic accounting	205	143	103	64	(49)	445	118
Market volatility	(66)	(105)	(14)	(44)	(64)	(88)	(122)
Unit-linked contract costs	(302)	180	303	301	(3)	(1,502)	601
Other adjustments	47	37	16	11	21	154	48
Divested businesses	13	21	11	9	9	76	29
Total adjusted expenses	$21,936	$13,818	$14,524	$16,669	$16,214	$52,901	$47,407

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Capitalization of DAC	$(626)	$(699)	$(718)	$(729)	$(742)	$(1,915)	$(2,189)
Less: Divested businesses	—	—	—	—	—	(11)	—
Adjusted capitalization of DAC	$(626)	$(699)	$(718)	$(729)	$(742)	$(1,904)	$(2,189)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Other expenses	$2,875	$3,078	$3,057	$3,133	$3,189	$8,655	$9,379
Less: Adjustments to other expenses:
Other adjustments	47	37	16	11	21	154	48
Divested businesses	13	21	11	9	9	53	29
Adjusted other expenses	$2,815	$3,020	$3,030	$3,113	$3,159	$8,448	$9,302
Adjusted other expenses on a constant currency basis	$2,840	$3,058	$2,997	$3,084	$3,159

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023
Other expenses, net of capitalization of DAC	$2,249	$2,379	$2,339	$2,404	$2,447	$6,740	$7,190

Premiums, fees and other revenues	$19,335	$10,898	$11,517	$13,587	$13,170	$45,467	$38,274

Expense ratio	11.6%	21.8%	20.3%	17.7%	18.6%	14.8%	18.8%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023
Adjusted other expenses by major category
Direct expenses	$1,342	$1,481	$1,387	$1,415	$1,447	$4,009	$4,249
Pension, postretirement and postemployment benefit costs	24	25	59	59	59	73	177
Premium taxes, other taxes, and licenses & fees	172	146	161	184	162	460	507
Commissions and other variable expenses	1,277	1,368	1,423	1,455	1,491	3,906	4,369
Adjusted other expenses	2,815	3,020	3,030	3,113	3,159	8,448	9,302
Adjusted capitalization of DAC	(626)	(699)	(718)	(729)	(742)	(1,904)	(2,189)
Adjusted other expenses, net of adjusted capitalization of DAC	2,189	2,321	2,312	2,384	2,417	6,544	7,113
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,189	$2,321	$2,312	$2,384	$2,417	$6,544	$7,113

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023
Employee-related costs	$875	$864	$929	$895	$913	$2,640	$2,737
Third-party staffing costs	349	433	331	346	350	1,095	1,027
General and administrative expenses	118	184	127	174	184	274	485
Direct expenses	1,342	1,481	1,387	1,415	1,447	4,009	4,249
Less: Total notable items related to direct expenses (1)	—	—	—	—	—	—	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,342	$1,481	$1,387	$1,415	$1,447	$4,009	$4,249

Adjusted other expenses, net of adjusted capitalization of DAC	$2,189	$2,321	$2,312	$2,384	$2,417	$6,544	$7,113
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,189	$2,321	$2,312	$2,384	$2,417	$6,544	$7,113

Adjusted premiums, fees and other revenues	$19,295	$10,873	$11,520	$13,594	$13,181	$45,277	$38,295
Less: PRT	8,466	(69)	(21)	2,024	1,461	12,288	3,464
Adjusted premiums, fees and other revenues, excluding PRT	$10,829	$10,942	$11,541	$11,570	$11,720	$32,989	$34,831

Direct expense ratio	7.0%	13.6%	12.0%	10.4%	11.0%	8.9%	11.1%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	12.4%	13.5%	12.0%	12.2%	12.3%	12.2%	12.2%

Adjusted expense ratio	11.3%	21.3%	20.1%	17.5%	18.3%	14.5%	18.6%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	20.2%	21.2%	20.0%	20.6%	20.6%	19.8%	20.4%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$270,765	$276,780	$283,854	$283,857	$270,982
Equity securities, at estimated fair value	973	1,684	1,695	769	742
Contractholder-directed equity securities and fair value option securities, at estimated fair value	8,954	9,668	10,063	10,204	9,680
Mortgage loans	82,437	83,763	85,572	92,986	92,230
Policy loans	8,783	8,874	8,863	8,788	8,725
Real estate and real estate joint ventures	12,532	13,137	13,155	13,045	13,133
Other limited partnership interests	14,387	14,414	14,437	14,722	14,918
Short-term investments, principally at estimated fair value	5,266	4,935	4,184	6,921	6,497
Other invested assets	22,299	20,038	19,479	19,656	18,755
Total investments	426,396	433,293	441,302	450,948	435,662
Cash and cash equivalents, principally at estimated fair value	22,200	20,195	18,456	15,417	14,912
Accrued investment income	3,355	3,446	3,554	3,505	3,704
Premiums, reinsurance and other receivables	17,550	17,364	18,692	18,530	19,002
Market risk benefits, at estimated fair value	253	280	227	279	334
Deferred policy acquisition costs and value of business acquired	18,545	19,653	19,976	19,850	19,737
Current income tax recoverable	194	42	—	189	—
Deferred income tax assets	2,161	2,439	2,257	2,377	3,174
Goodwill	9,005	9,297	9,379	9,261	9,109
Other assets	10,992	11,025	12,006	10,977	10,862
Separate account assets	135,771	146,038	148,417	145,946	135,624
Total assets	$646,422	$663,072	$674,266	$677,279	$652,120

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$180,812	$187,222	$191,741	$190,474	$181,755
Policyholder account balances	205,279	210,597	212,569	214,413	213,933
Market risk benefits, at estimated fair value	4,039	3,763	3,869	3,259	2,738
Other policy-related balances	18,509	18,424	19,598	19,642	19,665
Policyholder dividends payable	429	387	356	366	381
Payables for collateral under securities loaned and other transactions	24,890	20,937	19,863	18,806	17,797
Short-term debt	183	175	168	200	161
Long-term debt	14,520	14,647	14,622	14,539	15,475
Collateral financing arrangement	729	716	704	675	651
Junior subordinated debt securities	3,158	3,158	3,159	3,160	3,160
Current income tax payable	—	—	554	—	59
Deferred income tax liability	991	950	1,111	752	128
Other liabilities	27,472	25,933	25,112	34,555	34,698
Separate account liabilities	135,771	146,038	148,417	145,946	135,624
Total liabilities	616,782	632,947	641,843	646,787	626,225

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,589	33,616	33,617	33,630	33,666
Retained earnings	39,176	40,332	39,957	39,928	39,958
Treasury stock, at cost	(20,862)	(21,458)	(22,245)	(22,923)	(23,724)
Accumulated other comprehensive income (loss)	(22,526)	(22,621)	(19,147)	(20,386)	(24,254)
Total MetLife, Inc.'s stockholders' equity	29,389	29,881	32,194	30,261	25,658
Noncontrolling interests	251	244	229	231	237
Total equity	29,640	30,125	32,423	30,492	25,895
Total liabilities and equity	$646,422	$663,072	$674,266	$677,279	$652,120

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$530	$495	$391	$471	$645
RETIREMENT AND INCOME SOLUTIONS	420	477	505	527	594
TOTAL U.S.	$950	$972	$896	$998	$1,239
ASIA	385	369	405	611	405
LATIN AMERICA	203	233	303	281	282
EMEA	90	72	76	92	112
METLIFE HOLDINGS	143	228	195	262	259
CORPORATE & OTHER	(249)	(289)	(273)	(279)	(274)
Total adjusted earnings before provision for income tax	$1,522	$1,585	$1,602	$1,965	$2,023

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$113	$103	$84	$99	$135
RETIREMENT AND INCOME SOLUTIONS	86	96	105	110	124
TOTAL U.S.	$199	$199	$189	$209	$259
ASIA	118	104	125	180	130
LATIN AMERICA	44	49	88	62	83
EMEA	26	8	16	22	24
METLIFE HOLDINGS	26	44	37	51	51
CORPORATE & OTHER	(55)	(108)	(103)	(83)	(79)
Total provision for income tax expense (benefit)	$358	$296	$352	$441	$468

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$417	$392	$307	$372	$510
RETIREMENT AND INCOME SOLUTIONS	334	381	400	417	470
TOTAL U.S.	$751	$773	$707	$789	$980
ASIA	267	265	280	431	275
LATIN AMERICA	159	184	215	219	199
EMEA	64	64	60	70	88
METLIFE HOLDINGS	117	184	158	211	208
CORPORATE & OTHER (1)	(258)	(210)	(236)	(228)	(262)
Total adjusted earnings available to common shareholders (1)	$1,100	$1,260	$1,184	$1,492	$1,488

(1)Includes impact of preferred stock dividends of $64 million, $29 million, $66 million, $32 million and $67 million for the three months ended September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023, respectively.

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Adjusted revenues
Premiums	$13,954	$5,617	$5,952	$8,108	$7,606	$29,053	$21,666
Universal life and investment-type product policy fees	286	291	297	294	301	867	892
Net investment income	1,716	2,040	2,124	2,275	2,339	5,300	6,738
Other revenues	514	408	448	434	437	1,344	1,319
Total adjusted revenues	16,470	8,356	8,821	11,111	10,683	36,564	30,615

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	13,978	5,729	6,219	8,307	7,692	29,510	22,218
Policyholder liability remeasurement (gains) losses	9	(8)	(33)	(9)	(105)	(21)	(147)
Interest credited to policyholder account balances	548	650	692	750	806	1,407	2,248
Capitalization of DAC	(38)	(38)	(51)	(55)	(46)	(93)	(152)
Amortization of DAC and VOBA	17	17	17	19	19	49	55
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	3	3	5	3	6	11
Other expenses	1,003	1,031	1,078	1,096	1,075	2,931	3,249
Total adjusted expenses	15,520	7,384	7,925	10,113	9,444	33,789	27,482
Adjusted earnings before provision for income tax	950	972	896	998	1,239	2,775	3,133
Provision for income tax expense (benefit)	199	199	189	209	259	581	657
Adjusted earnings	751	773	707	789	980	2,194	2,476
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$751	$773	$707	$789	$980	$2,194	$2,476

Adjusted premiums, fees and other revenues	$14,754	$6,316	$6,697	$8,836	$8,344	$31,264	$23,877
Less: PRT	8,466	(69)	(21)	2,024	1,461	12,288	3,464
Adjusted premiums, fees and other revenues, excluding PRT	$6,288	$6,385	$6,718	$6,812	$6,883	$18,976	$20,413

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Adjusted revenues
Premiums	$5,161	$5,247	$5,451	$5,427	$5,276	$15,804	$16,154
Universal life and investment-type product policy fees	215	214	218	223	219	641	660
Net investment income	279	299	310	327	330	837	967
Other revenues	331	338	380	363	371	1,022	1,114
Total adjusted revenues	5,986	6,098	6,359	6,340	6,196	18,304	18,895

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,538	4,645	4,994	4,866	4,592	14,431	14,452
Policyholder liability remeasurement (gains) losses	4	2	(4)	2	(29)	5	(31)
Interest credited to policyholder account balances	34	46	46	48	50	97	144
Capitalization of DAC	(4)	(4)	(6)	(5)	(5)	(14)	(16)
Amortization of DAC and VOBA	7	6	6	7	6	20	19
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	—	—	1	—	1	1
Other expenses	876	908	932	950	937	2,570	2,819
Total adjusted expenses	5,456	5,603	5,968	5,869	5,551	17,110	17,388
Adjusted earnings before provision for income tax	530	495	391	471	645	1,194	1,507
Provision for income tax expense (benefit)	113	103	84	99	135	254	318
Adjusted earnings	417	392	307	372	510	940	1,189
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$417	$392	$307	$372	$510	$940	$1,189

Adjusted premiums, fees and other revenues	$5,707	$5,799	$6,049	$6,013	$5,866	$17,467	$17,928

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Adjusted revenues
Premiums	$8,793	$370	$501	$2,681	$2,330	$13,249	$5,512
Universal life and investment-type product policy fees	71	77	79	71	82	226	232
Net investment income	1,437	1,741	1,814	1,948	2,009	4,463	5,771
Other revenues	183	70	68	71	66	322	205
Total adjusted revenues	10,484	2,258	2,462	4,771	4,487	18,260	11,720

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	9,440	1,084	1,225	3,441	3,100	15,079	7,766
Policyholder liability remeasurement (gains) losses	5	(10)	(29)	(11)	(76)	(26)	(116)
Interest credited to policyholder account balances	514	604	646	702	756	1,310	2,104
Capitalization of DAC	(34)	(34)	(45)	(50)	(41)	(79)	(136)
Amortization of DAC and VOBA	10	11	11	12	13	29	36
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	3	3	4	3	5	10
Other expenses	127	123	146	146	138	361	430
Total adjusted expenses	10,064	1,781	1,957	4,244	3,893	16,679	10,094
Adjusted earnings before provision for income tax	420	477	505	527	594	1,581	1,626
Provision for income tax expense (benefit)	86	96	105	110	124	327	339
Adjusted earnings	334	381	400	417	470	1,254	1,287
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$334	$381	$400	$417	$470	$1,254	$1,287

Adjusted premiums, fees and other revenues	$9,047	$517	$648	$2,823	$2,478	$13,797	$5,949
Less: PRT	8,466	(69)	(21)	2,024	1,461	12,288	3,464
Adjusted premiums, fees and other revenues, excluding PRT	$581	$586	$669	$799	$1,017	$1,509	$2,485

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Direct and allocated expenses	$444	$475	$474	$468	$464
Pension, postretirement and postemployment benefit costs	2	(1)	13	13	12
Premium taxes, other taxes, and licenses & fees	88	80	80	101	83
Commissions and other variable expenses	342	354	365	368	378
Adjusted other expenses	$876	$908	$932	$950	$937

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Group Life (2)
Adjusted premiums, fees and other revenues	$2,125	$2,131	$2,232	$2,254	$2,215
Mortality ratio	85.7%	87.3%	90.5%	85.3%	83.6%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,475	$2,533	$2,601	$2,617	$2,620
Interest adjusted benefit ratio (4)	70.1%	70.1%	72.9%	73.7%	69.0%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Primarily includes dental, group and individual disability, accident & health, critical illness and vision.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Balance, end of period (at balance sheet discount rate) (2)	$61,264	$62,737	$63,671	$64,446	$61,947
Less: Accumulated other comprehensive (income) loss	(4,531)	(2,856)	(1,302)	(2,135)	(5,598)
Balance, end of period (at original discount rate)	$65,795	$65,593	$64,973	$66,581	$67,545

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Balance, end of period	$79,311	$80,066	$79,973	$81,249	$80,929

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Balance, end of period	$58,838	$60,040	$57,990	$54,501	$51,740

SYNTHETIC GICS (3), (4)

Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Balance, end of period	$45,066	$46,316	$47,850	$50,453	$49,003

LONGEVITY REINSURANCE (5)

Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Balance, end of period	$13,427	$16,602	$17,085	$19,401	$19,175

(1)Includes $3,394 million, $3,392 million, $3,449 million, $3,481 million and $3,731 million of DPL at September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023, respectively.

(2)Represents the current discount rate at the respective balance sheet date.

(3)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(4)Includes $0, $147 million, $2,262 million, $3,112 million and $0 of transfers from separate account GICs to synthetic GICs at September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(5)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the United Kingdom pension risk transfer market.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Direct and allocated expenses	$64	$70	$71	$67	$66
Pension, postretirement and postemployment benefit costs	—	—	3	3	4
Premium taxes, other taxes, and licenses & fees	22	10	9	12	9
Commissions and other variable expenses	41	43	63	64	59
Adjusted other expenses	$127	$123	$146	$146	$138

SPREAD

	For the Three Months Ended
Unaudited	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Investment income yield excluding variable investment income yield	4.20%	4.69%	4.98%	5.18%	5.28%
Variable investment income yield	(3.24)%	0.50%	(0.27)%	2.57%	3.08%
Total investment income yield	3.90%	4.53%	4.78%	5.08%	5.20%

Average crediting rate	3.29%	3.65%	3.82%	3.97%	4.12%
Amortization of DPL and losses at inception (1)	(0.21)%	(0.20)%	(0.21)%	(0.21)%	(0.22)%
Total average crediting rate	3.08%	3.45%	3.61%	3.76%	3.90%

Annualized general account spread	0.82%	1.08%	1.17%	1.32%	1.30%
Annualized general account spread excluding variable investment income yield	1.12%	1.24%	1.37%	1.42%	1.38%

(1)Includes the amortization of DPL of (0.22)%, (0.20)%, (0.22)%, (0.21)% and (0.23)% for the three months ended September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023, respectively.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Adjusted revenues
Premiums	$1,346	$1,272	$1,377	$1,310	$1,312	$4,291	$3,999
Universal life and investment-type product policy fees	438	432	397	396	411	1,261	1,204
Net investment income	827	828	881	1,050	1,023	3,081	2,954
Other revenues	21	24	20	21	20	66	61
Total adjusted revenues	2,632	2,556	2,675	2,777	2,766	8,699	8,218

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,119	1,051	1,130	1,057	1,095	3,513	3,282
Policyholder liability remeasurement (gains) losses	61	42	11	(27)	108	27	92
Interest credited to policyholder account balances	497	515	536	570	576	1,488	1,682
Capitalization of DAC	(351)	(410)	(401)	(397)	(404)	(1,120)	(1,202)
Amortization of DAC and VOBA	178	191	193	190	204	554	587
Amortization of negative VOBA	(6)	(6)	(6)	(5)	(6)	(18)	(17)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	749	804	807	778	788	2,349	2,373
Total adjusted expenses	2,247	2,187	2,270	2,166	2,361	6,793	6,797
Adjusted earnings before provision for income tax	385	369	405	611	405	1,906	1,421
Provision for income tax expense (benefit)	118	104	125	180	130	554	435
Adjusted earnings	267	265	280	431	275	1,352	986
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$267	$265	$280	$431	$275	$1,352	$986

Adjusted premiums, fees and other revenues	$1,805	$1,728	$1,794	$1,727	$1,743	$5,618	$5,264

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Adjusted premiums, fees and other revenues	$1,805	$1,728	$1,794	$1,727	$1,743

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,752	$1,709	$1,688	$1,674	$1,743
Add: Operating joint ventures, on a constant currency basis (1)	375	365	480	410	426
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,127	$2,074	$2,168	$2,084	$2,169

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Direct and allocated expenses	$285	$300	$303	$285	$284
Pension, postretirement and postemployment benefit costs	17	23	17	15	16
Premium taxes, other taxes, and licenses & fees	36	37	33	32	33
Commissions and other variable expenses	411	444	454	446	455
Adjusted other expenses	$749	$804	$807	$778	$788
Adjusted other expenses, net of adjusted capitalization of DAC	$398	$394	$406	$381	$384

Adjusted other expenses on a constant currency basis	$725	$791	$755	$750	$788
Add: Operating joint ventures, on a constant currency basis (2)	106	107	124	116	113
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$831	$898	$879	$866	$901
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$469	$472	$475	$451	$475

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Japan:
Life	$100	$100	$82	$199	$177
Accident & Health	63	59	63	61	54
Annuities	202	267	263	172	146
Other	3	2	2	2	2
Total Japan	368	428	410	434	379
Other Asia	208	188	227	182	224
Total sales	$576	$616	$637	$616	$603

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Adjusted earnings available to common shareholders	$267	$265	$280	$431	$275
Adjusted earnings available to common shareholders, on a constant currency basis	$263	$269	$270	$425	$275

(1)Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(2)Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

ASIA

ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

GA AUM	$109,930	$116,289	$121,072	$118,188	$113,105
GA AUM (at amortized cost)	$119,302	$126,335	$127,120	$125,266	$124,684

GA AUM (at amortized cost), on a constant currency basis	$118,391	$119,887	$121,532	$123,603	$124,684
Add: Operating joint ventures, on a constant currency basis (1)	7,057	7,395	7,796	8,091	8,276
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$125,448	$127,282	$129,328	$131,694	$132,960

(1)Includes MetLife, Inc.'s share of GA AUM for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Adjusted revenues
Premiums	$822	$842	$1,025	$1,023	$1,116	$2,382	$3,164
Universal life and investment-type product policy fees	293	299	335	352	359	876	1,046
Net investment income	399	413	379	418	365	1,180	1,162
Other revenues	10	10	12	10	9	29	31
Total adjusted revenues	1,524	1,564	1,751	1,803	1,849	4,467	5,403

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	872	856	966	976	1,020	2,464	2,962
Policyholder liability remeasurement (gains) losses	3	(16)	(4)	3	(4)	(5)	(5)
Interest credited to policyholder account balances	89	94	99	105	106	241	310
Capitalization of DAC	(130)	(137)	(151)	(148)	(171)	(357)	(470)
Amortization of DAC and VOBA	104	105	106	117	121	305	344
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	2	2	4	2	10	8
Other expenses	380	427	430	465	493	1,093	1,388
Total adjusted expenses	1,321	1,331	1,448	1,522	1,567	3,751	4,537
Adjusted earnings before provision for income tax	203	233	303	281	282	716	866
Provision for income tax expense (benefit)	44	49	88	62	83	171	233
Adjusted earnings	159	184	215	219	199	545	633
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$159	$184	$215	$219	$199	$545	$633

Adjusted premiums, fees and other revenues	$1,125	$1,151	$1,372	$1,385	$1,484	$3,287	$4,241

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Direct and allocated expenses	$116	$140	$133	$143	$148
Pension, postretirement and postemployment benefit costs	1	1	1	1	1
Premium taxes, other taxes, and licenses & fees	12	13	21	20	19
Commissions and other variable expenses	251	273	275	301	325
Adjusted other expenses	$380	$427	$430	$465	$493
Adjusted other expenses, net of adjusted capitalization of DAC	$250	$290	$279	$317	$322
Adjusted other expenses on a constant currency basis	$428	$475	$453	$470	$493
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$281	$321	$292	$320	$322

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Mexico	$152	$150	$224	$159	199
Chile	86	91	96	95	99
All other	87	89	101	84	80
Total sales	$325	$330	$421	$338	$378

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Adjusted premiums, fees and other revenues	$1,125	$1,151	$1,372	$1,385	$1,484
Adjusted earnings available to common shareholders	$159	$184	$215	$219	$199

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,277	$1,285	$1,425	$1,391	$1,484
Adjusted earnings available to common shareholders, on a constant currency basis	$185	$208	$227	$220	$199

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Adjusted revenues
Premiums	$472	$488	$496	$499	$502	$1,474	$1,497
Universal life and investment-type product policy fees	57	67	77	75	79	217	231
Net investment income	40	41	45	47	51	119	143
Other revenues	8	10	8	8	7	25	23
Total adjusted revenues	577	606	626	629	639	1,835	1,894

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	235	239	261	237	230	737	728
Policyholder liability remeasurement (gains) losses	(11)	(5)	(3)	2	(9)	(1)	(10)
Interest credited to policyholder account balances	16	18	16	19	19	53	54
Capitalization of DAC	(96)	(106)	(108)	(119)	(114)	(305)	(341)
Amortization of DAC and VOBA	75	81	85	85	87	242	257
Amortization of negative VOBA	(1)	(1)	(1)	(1)	(1)	(4)	(3)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	269	308	300	314	315	863	929
Total adjusted expenses	487	534	550	537	527	1,585	1,614
Adjusted earnings before provision for income tax	90	72	76	92	112	250	280
Provision for income tax expense (benefit)	26	8	16	22	24	65	62
Adjusted earnings	64	64	60	70	88	185	218
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$64	$64	$60	$70	$88	$185	$218

Adjusted premiums, fees and other revenues	$537	$565	$581	$582	$588	$1,716	$1,751

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Direct and allocated expenses	$91	$100	$94	$97	$104
Pension, postretirement and postemployment benefit costs	1	1	1	1	2
Premium taxes, other taxes, and licenses & fees	3	6	5	6	6
Commissions and other variable expenses	174	201	200	210	203
Adjusted other expenses	$269	$308	$300	$314	$315
Adjusted other expenses, net of adjusted capitalization of DAC	$173	$202	$192	$195	$201
Adjusted other expenses on a constant currency basis	$270	$311	$296	$308	$315
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$173	$204	$191	$193	$201

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Adjusted premiums, fees and other revenues	$537	$565	$581	$582	$588
Adjusted earnings available to common shareholders	$64	$64	$60	$70	$88

Adjusted premiums, fees and other revenues, on a constant currency basis	$537	$570	$577	$574	$588
Adjusted earnings available to common shareholders, on a constant currency basis	$65	$66	$59	$68	$88
Total sales on a constant currency basis	$167	$180	$258	$226	$201

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Adjusted revenues
Premiums	$745	$785	$723	$719	$685	$2,281	$2,127
Universal life and investment-type product policy fees	202	176	183	170	184	726	537
Net investment income	1,103	1,150	1,127	1,170	1,153	3,764	3,450
Other revenues	39	49	53	49	41	106	143
Total adjusted revenues	2,089	2,160	2,086	2,108	2,063	6,877	6,257

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,385	1,415	1,369	1,341	1,311	4,221	4,021
Policyholder liability remeasurement (gains) losses	74	7	20	15	(7)	94	28
Interest credited to policyholder account balances	202	206	199	198	198	607	595
Capitalization of DAC	(9)	(7)	(6)	(6)	(5)	(22)	(17)
Amortization of DAC and VOBA	64	61	68	64	65	209	197
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	3	3	3	4	5	10
Other expenses	228	247	238	231	238	706	707
Total adjusted expenses	1,946	1,932	1,891	1,846	1,804	5,820	5,541
Adjusted earnings before provision for income tax	143	228	195	262	259	1,057	716
Provision for income tax expense (benefit)	26	44	37	51	51	210	139
Adjusted earnings	117	184	158	211	208	847	577
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$117	$184	$158	$211	$208	$847	$577

Adjusted premiums, fees and other revenues	$986	$1,010	$959	$938	$910	$3,113	$2,807

METLIFE HOLDINGS
FUTURE POLICY BENEFITS (1)
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Annuities	$1,582	$1,593	$1,606	$1,581	$1,508
Life and Other	54,605	54,573	54,365	54,187	53,930
Long Term Care	12,986	13,845	14,617	14,498	13,025
Balance, end of period (at balance sheet discount rate) (2)	$69,173	$70,011	$70,588	$70,266	$68,463

Less:
Annuities	$(89)	$(60)	$(29)	$(50)	$(110)
Life and Other	(93)	(60)	(16)	18	(120)
Long Term Care	(1,217)	(513)	111	(172)	(1,754)
Accumulated other comprehensive (income) loss	$(1,399)	$(633)	$66	$(204)	$(1,984)

Annuities	$1,671	$1,653	$1,635	$1,631	$1,618
Life and Other	54,698	54,633	54,381	54,169	54,050
Long Term Care	14,203	14,358	14,506	14,670	14,779
Balance, end of period (at original discount rate)	$70,572	$70,644	$70,522	$70,470	$70,447

POLICYHOLDER ACCOUNT BALANCES
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Annuities	$13,701	$13,286	$12,818	$12,410	$12,006
Life and Other	12,544	12,402	12,234	12,044	11,844
Balance, end of period	$26,245	$25,688	$25,052	$24,454	$23,850

MARKET RISK BENEFITS (3)
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Annuities	$3,534	$3,225	$3,361	$2,793	$2,268
Balance, end of period	$3,534	$3,225	$3,361	$2,793	$2,268

SEPARATE ACCOUNT LIABILITIES
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Annuities	$27,680	$28,499	$29,320	$29,616	$27,455
Life and Other	5,225	5,475	5,794	6,071	5,736
Balance, end of period	$32,905	$33,974	$35,114	$35,687	$33,191

(1) Includes participating life contracts, additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Represents the current discount rate at the respective balance sheet date.
(3) Market risk benefits include Japan reinsurance.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Direct and allocated expenses	$164	$178	$171	$165	$166
Pension, postretirement and postemployment benefit costs	—	1	6	6	5
Premium taxes, other taxes, and licenses & fees	20	15	18	17	19
Commissions and other variable expenses	44	53	43	43	48
Adjusted other expenses	$228	$247	$238	$231	$238

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Life (1)
Adjusted premiums, fees and other revenues	$654	$694	$639	$614	$581
Interest adjusted benefit ratio	53.9%	49.1%	45.8%	39.5%	42.6%

Lapse Ratio (2)
Traditional life	4.5%	4.6%	4.7%	4.8%	5.1%
Variable & universal life	3.3%	3.4%	3.5%	3.7%	3.8%
Fixed annuity	6.6%	7.3%	9.0%	10.3%	11.2%
Variable annuity	9.5%	9.2%	9.5%	9.9%	10.5%

(1) Represents the traditional life and variable & universal life components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023
Adjusted revenues
Premiums	$(7)	$1	$16	$19	$9	$(17)	$44
Universal life and investment-type product policy fees	(1)	1	—	1	—	1	1
Net investment income	78	58	50	80	125	215	255
Other revenues	96	101	101	106	103	295	310
Total adjusted revenues	166	161	167	206	237	494	610

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	(3)	6	16	12	4	(12)	32
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(2)	(1)	(1)	(4)	(2)	(7)	(7)
Amortization of DAC and VOBA	3	2	1	4	3	7	8
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	231	240	247	244	256	669	747
Other expenses	186	203	177	229	250	506	656
Total adjusted expenses	415	450	440	485	511	1,163	1,436
Adjusted earnings before provision for income tax	(249)	(289)	(273)	(279)	(274)	(669)	(826)
Provision for income tax expense (benefit)	(55)	(108)	(103)	(83)	(79)	(235)	(265)
Adjusted earnings	(194)	(181)	(170)	(196)	(195)	(434)	(561)
Preferred stock dividends	64	29	66	32	67	156	165
Adjusted earnings available to common shareholders	$(258)	$(210)	$(236)	$(228)	$(262)	$(590)	$(726)

Adjusted premiums, fees and other revenues	$88	$103	$117	$126	$112	$279	$355

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Business activities	$36	$32	$19	$20	$13	$106	$52
Net investment income	75	63	51	81	126	213	258
Interest expense on debt	(240)	(250)	(258)	(254)	(266)	(693)	(778)
Corporate initiatives and projects	(15)	(16)	(14)	(32)	(12)	(48)	(58)
Other	(105)	(118)	(71)	(94)	(135)	(247)	(300)
Provision for income tax (expense) benefit and other tax-related items	55	108	103	83	79	235	265
Preferred stock dividends	(64)	(29)	(66)	(32)	(67)	(156)	(165)
Adjusted earnings available to common shareholders	$(258)	$(210)	$(236)	$(228)	$(262)	$(590)	$(726)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended					At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023
Fixed Maturity Securities
Yield (1)	3.81%	4.04%	4.07%	4.17%	4.19%	3.66%	4.14%
Investment income (2), (3)	$2,773	$2,978	$3,028	$3,107	$3,123	$8,120	$9,258
Investment gains (losses)	(286)	(356)	(580)	(996)	(699)	(1,556)	(2,275)
Ending carrying value (4)	272,079	278,215	285,397	285,444	272,456	272,079	272,456
Net Mortgage Loans
Yield (1)	4.37%	4.73%	4.92%	5.12%	5.18%	4.20%	5.07%
Investment income (3)	898	983	1,041	1,091	1,094	2,553	3,226
Investment gains (losses)	47	(118)	(164)	32	3	139	(129)
Ending carrying value (5)	82,437	83,763	85,572	84,794	84,058	82,437	84,058
Real Estate and Real Estate Joint Ventures
Yield (1)	5.75%	3.16%	(2.10)%	0.82%	(0.31)%	7.51%	(0.54)%
Investment income	179	101	(69)	27	(11)	697	(53)
Investment gains (losses)	—	490	18	13	1	163	32
Ending carrying value	12,532	13,137	13,155	13,045	13,133	12,532	13,133
Policy Loans
Yield (1)	5.18%	5.22%	5.35%	5.39%	5.52%	5.13%	5.42%
Investment income	114	115	119	119	120	344	358
Ending carrying value	8,783	8,874	8,863	8,788	8,725	8,783	8,725
Equity Securities
Yield (1)	6.40%	3.58%	3.17%	4.11%	4.14%	4.14%	3.65%
Investment income	14	10	12	10	5	26	27
Investment gains (losses)	(23)	(18)	48	32	(14)	(115)	66
Ending carrying value	973	1,684	1,695	769	742	973	742
Other Limited Partnership Interests
Yield (1), (6)	(5.35)%	(1.18)%	0.73%	6.17%	5.56%	8.26%	4.17%
Investment income (6)	(194)	(43)	26	225	206	903	457
Investment gains (losses)	(1)	38	9	3	—	15	12
Ending carrying value (7)	14,387	14,414	14,437	14,722	14,918	14,387	14,918
Cash and Short-term Investments
Yield (1)	2.54%	3.70%	5.01%	5.94%	6.38%	1.74%	5.78%
Investment income	78	131	167	195	220	151	582
Investment gains (losses)	63	(37)	(11)	29	5	119	23
Ending carrying value	27,466	25,130	22,640	22,338	21,409	27,466	21,409
Other Invested Assets
Investment income	426	396	439	397	420	1,274	1,256
Investment gains (losses)	(14)	(15)	(11)	13	(167)	102	(165)
Ending carrying value	22,299	20,038	19,479	19,656	18,755	22,299	18,755
Total Investments
Investment income yield (1)	3.98%	4.27%	4.31%	4.66%	4.68%	4.33%	4.55%
Investment fees and expenses yield (1)	(0.12)%	(0.13)%	(0.14)%	(0.12)%	(0.11)%	(0.12)%	(0.12)%
Net Investment Income Yield (1)	3.86%	4.14%	4.17%	4.54%	4.57%	4.21%	4.43%
Investment income	$4,288	$4,671	$4,763	$5,171	$5,177	$14,068	$15,111
Investment fees and expenses	(125)	(141)	(157)	(131)	(121)	(398)	(409)
Net investment income including divested businesses	4,163	4,530	4,606	5,040	5,056	13,670	14,702
Less: Net investment income from divested businesses	—	—	—	—	—	11	—
Adjusted Net Investment Income (8)	$4,163	$4,530	$4,606	$5,040	$5,056	$13,659	$14,702
Ending Carrying Value	$440,956	$445,255	$451,238	$449,556	$434,196	$440,956	$434,196
Investment Portfolio Gains (Losses) (9)	$(214)	$(16)	$(691)	$(874)	$(871)	$(1,133)	$(2,436)
Gross investment gains	259	1,117	433	271	119	1,166	823
Gross investment losses	(541)	(1,084)	(936)	(276)	(418)	(2,173)	(1,630)
Net credit loss (provision) release and (impairments)	68	(49)	(188)	(869)	(572)	(126)	(1,629)
Investment Portfolio Gains (Losses) (9)	(214)	(16)	(691)	(874)	(871)	(1,133)	(2,436)
Investment portfolio gains (losses) income tax (expense) benefit	51	3	181	188	155	259	524
Investment Portfolio Gains (Losses), Net of Income Tax	$(163)	$(13)	$(510)	$(686)	$(716)	$(874)	$(1,912)

Derivative gains (losses) (9)	(478)	(381)	(372)	(1,278)	(1,454)	(2,846)	(3,104)
Derivative gains (losses) income tax (expense) benefit	129	69	47	320	397	759	764
Derivative Gains (Losses), Net of Income Tax	$(349)	$(312)	$(325)	$(958)	$(1,057)	$(2,087)	$(2,340)

See footnotes on Page 30.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		September 30, 2022		December 31, 2022		March 31, 2023		June 30, 2023		September 30, 2023
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$78,824	29.1%	$80,030	28.9%	$82,482	29.1%	$82,523	29.1%	$78,552	28.9%
Foreign corporate		49,927	18.4%	52,572	19.0%	54,285	19.1%	53,690	18.9%	51,377	19.0%
Foreign government		44,050	16.3%	46,747	16.9%	48,111	16.9%	45,994	16.2%	42,685	15.8%
U.S. government and agency		31,562	11.7%	32,229	11.6%	32,878	11.6%	33,129	11.7%	31,729	11.7%
Residential mortgage-backed		27,145	10.0%	26,165	9.5%	26,543	9.4%	28,458	10.0%	27,785	10.3%
Asset-backed securities and collateralized loan obligations		16,766	6.2%	16,822	6.1%	16,970	6.0%	17,480	6.2%	17,412	6.4%
Municipals		12,014	4.4%	12,152	4.4%	12,597	4.4%	12,324	4.3%	11,347	4.2%
Commercial mortgage-backed		10,477	3.9%	10,063	3.6%	9,988	3.5%	10,259	3.6%	10,095	3.7%
Fixed Maturity Securities Available-For-Sale		$270,765	100.0%	$276,780	100.0%	$283,854	100.0%	$283,857	100.0%	$270,982	100.0%

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$185,780	68.6%	$190,021	68.7%	$195,535	69.0%	$196,361	69.3%	$186,834	69.0%
Baa	2	71,276	26.3%	73,194	26.5%	74,661	26.3%	73,827	26.0%	71,043	26.2%
Ba	3	10,652	4.0%	10,511	3.8%	10,856	3.8%	10,885	3.8%	10,325	3.8%
B	4	2,618	1.0%	2,571	0.9%	2,296	0.8%	2,311	0.8%	2,343	0.9%
Caa and lower	5	306	0.1%	401	0.1%	395	0.1%	346	0.1%	338	0.1%
In or near default	6	133	—%	82	—%	111	—%	127	—%	99	—%
Total Fixed Maturity Securities Available-For-Sale (10)		$270,765	100.0%	$276,780	100.0%	$283,854	100.0%	$283,857	100.0%	$270,982	100.0%

GROSS UNREALIZED GAINS AND LOSSES
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		September 30, 2022		December 31, 2022		March 31, 2023		June 30, 2023		September 30, 2023

Gross unrealized gains		$5,488		$5,239		$6,554		$5,991		$3,685
Gross unrealized losses		36,982		34,301		27,469		28,982		38,702
Net Unrealized Gains (Losses)		$(31,494)		$(29,062)		$(20,915)		$(22,991)		$(35,017)

See footnotes on Page 30.

INVESTMENTS
SUMMARY OF NET MORTGAGE LOANS (5)

Unaudited (In millions)	September 30, 2022		December 31, 2022		March 31, 2023		June 30, 2023		September 30, 2023

Commercial mortgage loans	$52,273		$52,502		$53,697		$52,737		$52,053
Agricultural mortgage loans	18,923		19,306		19,361		19,579		19,658
Residential mortgage loans	11,708		12,482		13,206		13,129		12,986
Total	82,904		84,290		86,264		85,445		84,697
Allowance for credit loss	(467)		(527)		(692)		(651)		(639)
Net Mortgage Loans	$82,437		$83,763		$85,572		$84,794		$84,058

SUMMARY OF NET COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE (5)

	September 30, 2022		December 31, 2022		March 31, 2023		June 30, 2023		September 30, 2023
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,805	18.7%	$9,628	18.3%	$9,736	18.1%	$9,171	17.4%	$9,206	17.7%
Non-U.S.	8,977	17.2%	9,299	17.7%	9,383	17.5%	9,243	17.5%	8,682	16.7%
Middle Atlantic	7,748	14.8%	7,574	14.4%	7,647	14.2%	7,572	14.4%	7,581	14.6%
South Atlantic	6,691	12.8%	6,617	12.6%	6,671	12.4%	6,514	12.4%	6,581	12.6%
West South Central	4,005	7.7%	3,721	7.1%	3,765	7.0%	3,496	6.6%	3,417	6.6%
New England	2,754	5.3%	2,764	5.3%	2,876	5.4%	2,878	5.5%	2,875	5.5%
Mountain	2,269	4.3%	2,284	4.4%	2,284	4.3%	2,227	4.2%	2,191	4.2%
East North Central	1,596	3.1%	1,594	3.0%	1,768	3.3%	1,809	3.4%	1,855	3.6%
West North Central	471	0.9%	597	1.1%	596	1.1%	602	1.1%	643	1.2%
East South Central	635	1.2%	620	1.2%	624	1.2%	623	1.2%	622	1.2%
Multi-Region and Other	7,322	14.0%	7,804	14.9%	8,347	15.5%	8,602	16.3%	8,400	16.1%
Total	$52,273	100.0%	$52,502	100.0%	$53,697	100.0%	$52,737	100.0%	$52,053	100.0%

Office	$21,144	40.5%	$21,009	40.0%	$21,134	39.4%	$20,215	38.3%	$19,619	37.7%
Apartment	10,793	20.6%	10,575	20.2%	11,357	21.2%	11,928	22.6%	11,807	22.7%
Retail	8,305	15.9%	8,046	15.3%	8,289	15.4%	7,433	14.1%	7,441	14.3%
Industrial	5,068	9.7%	5,607	10.7%	5,219	9.7%	5,158	9.8%	5,248	10.1%
Single Family Rental	3,601	6.9%	3,979	7.6%	4,457	8.3%	4,711	8.9%	4,735	9.1%
Hotel	3,261	6.2%	3,172	6.0%	3,117	5.8%	3,170	6.0%	3,088	5.9%
Other	101	0.2%	114	0.2%	124	0.2%	122	0.3%	115	0.2%
Total	$52,273	100.0%	$52,502	100.0%	$53,697	100.0%	$52,737	100.0%	$52,053	100.0%

See footnotes on Page 30.

INVESTMENTS FOOTNOTES

(1)We calculate annualized yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values utilized in the calculation of yields exclude unrecognized unrealized gains (losses), mortgage loans originated for third parties, collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. In addition, asset carrying values utilized in the calculation of yields include invested assets reclassified to held-for-sale; otherwise, carrying values exclude invested assets reclassified to held-for-sale. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of ($43) million, $70 million, $48 million, $50 million and ($17) million for the three months ended September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023, respectively, and ($197) million and $81 million for the year-to-date period ended Septermber 30, 2022 and September 30, 2023, respectively.

(3)Investment income from fixed maturity securities and net mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Fixed maturity securities available-for-sale	$270,765	$276,780	$283,854	$283,857	$270,982
Contractholder-directed equity securities and fair value option securities	8,954	9,668	10,063	10,204	9,680
Total fixed maturity securities	279,719	286,448	293,917	294,061	280,662
Less: Contractholder-directed equity securities	7,640	8,233	8,520	8,617	8,206
Fixed maturity securities	$272,079	$278,215	$285,397	$285,444	$272,456

(5)Net mortgage loans exclude mortgage loans originated for third parties of $8,265 million and $8,238 million at amortized cost, which is primarily comprised of commercial mortgage loans of $8,022 million and $7,998 million at amortized cost, and does not include the related allowance for credit loss of $73 million and $66 million at June 30, 2023 and September 30, 2023, respectively. Prior to the second quarter of 2023, these mortgage loans originated for third parties were accounted for by MetLife as sales of portions of the related mortgage loans.

(6)Other limited partnership interests includes investment income related to private equity investments of ($188) million, ($40) million, $17 million, $223 million and $203 million for the three months ended September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023, respectively, and $1,012 million and $443 million for the year-to-date period ended September 30, 2022 and September 30, 2023, respectively. The annualized yields for these periods were (5.37%), (1.15%), 0.48%, 6.19%, 5.50%, 9.64% and 4.09%, respectively.

(7)Other limited partnership interests includes ending carrying value related to private equity investments of $13,855 million, $14,000 million, $14,225 million, $14,608 million and $14,862 million at September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023, respectively.

(8)Adjusted net investment income reflects the adjustments as presented on Page 5.
(9)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023
Net investment gains (losses)	$(411)	$350	$(684)	$(1,039)	$(927)	$(1,610)	$(2,650)
Less: Non-investment portfolio gains (losses)	(184)	369	13	(95)	(63)	(475)	(145)
Less: Provision for credit loss on certain mortgage loans originated for third parties	—	—	—	(73)	7	—	(66)
Less: Other adjustments	(13)	(3)	(6)	3	—	(2)	(3)
Investment portfolio gains (losses)	$(214)	$(16)	$(691)	$(874)	$(871)	$(1,133)	$(2,436)

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023
Net derivative gains (losses)	$(226)	$(104)	$(90)	$(997)	$(1,202)	$(2,147)	$(2,289)
Less: Investment hedge adjustments	252	277	264	263	232	699	759
Less: Other adjustments	—	—	18	18	20	—	56
Derivative gains (losses)	$(478)	$(381)	$(372)	$(1,278)	$(1,454)	$(2,846)	$(3,104)

(10)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,098	$1,549	$14	$370	$422	$3,550	$806
Add: Preferred stock dividends	64	29	66	32	67	156	165
Add: Preferred stock redemption premium	—	—	—	—	—	—	—
Add: Net Income (loss) attributable to noncontrolling interests	5	3	5	6	6	15	17
Net income (loss)	1,167	1,581	85	408	495	$3,721	$988
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(411)	350	(684)	(1,039)	(927)	(1,610)	(2,650)
Net derivative gains (losses)	(226)	(104)	(90)	(997)	(1,202)	(2,147)	(2,289)
Market risk benefit remeasurement gains (losses)	965	512	(188)	817	796	3,162	1,425
Premiums - Divested businesses	—	—	—	—	—	41	—
Universal life and investment-type product policy fees - Divested businesses	—	—	—	—	—	11	—
Net investment income
Investment hedge adjustments	(252)	(277)	(264)	(263)	(232)	(699)	(759)
Unit-linked contract income	(321)	209	303	296	4	(1,507)	603
Other adjustments	(5)	2	—	(1)	(3)	(12)	(4)
Divested businesses	—	—	—	—	—	11	—
Other revenues
Asymmetrical and non-economic accounting	—	—	—	—	—	—	—
Other adjustments	40	25	(3)	(7)	(11)	135	(21)
Divested businesses	—	—	—	—	—	3	—
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	(241)	(79)	(84)	(74)	5	(575)	(153)
Market volatility	66	105	14	44	64	88	122
Divested businesses	—	—	—	—	—	(23)	—
Policyholder liability remeasurement (gains) losses - Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	36	(64)	(19)	10	44	130	35
Unit-linked contract costs	302	(180)	(303)	(301)	3	1,502	(601)
Divested businesses	—	—	—	—	—	(3)	—
Capitalization of DAC - Divested businesses	—	—	—	—	—	11	—
Amortization of DAC and VOBA - Divested businesses	—	—	—	—	—	(8)	—
Amortization of negative VOBA - Divested business	—	—	—	—	—	—	—
Interest expense on debt - Divested business	—	—	—	—	—	—	—
Other expenses
Other adjustments	(47)	(37)	(16)	(11)	(21)	(154)	(48)
Divested businesses	(13)	(21)	(11)	(9)	(9)	(53)	(29)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	110	(149)	180	419	429	729	1,028
Adjusted earnings	1,164	1,289	1,250	1,524	1,555	4,689	4,329
Less: Preferred stock dividends	64	29	66	32	67	156	165
Adjusted earnings available to common shareholders	$1,100	$1,260	$1,184	$1,492	$1,488	$4,533	$4,164

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023
Actuarial assumption review and other insurance adjustments	$12	$—	$—	$—	$14	$89	$14
Total notable items	$12	$—	$—	$—	$14	$89	$14

U.S.
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023
Actuarial assumption review and other insurance adjustments	$79	$—	$—	$—	$88	$79	$88
Total notable items	$79	$—	$—	$—	$88	$79	$88

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$—	$27	$—	$27
Total notable items	$—	$—	$—	$—	$27	$—	$27

RETIREMENT AND INCOME SOLUTIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023
Actuarial assumption review and other insurance adjustments	$79	$—	$—	$—	$61	$79	$61
Total notable items	$79	$—	$—	$—	$61	$79	$61

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (1) CONTINUED

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023
Actuarial assumption review and other insurance adjustments	$(32)	$—	$—	$—	$(94)	$(32)	$(94)
Total notable items	$(32)	$—	$—	$—	$(94)	$(32)	$(94)

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023
Actuarial assumption review and other insurance adjustments	$1	$—	$—	$—	$—	$1	$—
Total notable items	$1	$—	$—	$—	$—	$1	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023
Actuarial assumption review and other insurance adjustments	$15	$—	$—	$—	$18	$15	$18
Total notable items	$15	$—	$—	$—	$18	$15	$18

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2022	September 30, 2023
Actuarial assumption review and other insurance adjustments	$(51)	$—	$—	$—	$2	$26	$2
Total notable items	$(51)	$—	$—	$—	$2	$26	$2

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Total MetLife, Inc.'s stockholders' equity	$29,389	$29,881	$32,194	$30,261	$25,658
Less: Preferred stock	3,818	3,818	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	25,571	26,063	28,376	26,443	21,840
Less: Net unrealized investment gains (losses), net of income tax	(21,652)	(21,089)	(14,606)	(16,800)	(26,548)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	7,612	6,115	2,748	3,919	10,245
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	174	107	186	108	(4)
Defined benefit plans adjustment, net of income tax	(1,536)	(1,377)	(1,356)	(1,331)	(1,308)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	40,973	42,307	41,404	40,547	39,455
Less: Accumulated year-to-date total notable items (2)	89	89	—	—	14
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$40,884	$42,218	$41,404	$40,547	$39,441

Unaudited (In millions, except per share data)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Book value per common share	$32.48	$33.45	$36.89	$34.92	$29.34
Less: Net unrealized investment gains (losses), net of income tax	(27.50)	(27.07)	(18.99)	(22.19)	(35.66)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	9.67	7.85	3.57	5.18	13.77
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	0.22	0.14	0.24	0.14	(0.01)
Defined benefit plans adjustment, net of income tax	(1.95)	(1.77)	(1.76)	(1.76)	(1.76)
Book value per common share, excluding AOCI other than FCTA	$52.04	$54.30	$53.83	$53.55	$53.00

Common shares outstanding, end of period	787.3	779.1	769.2	757.2	744.4

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023

Return on MetLife, Inc.'s:
Common stockholders' equity	15.8%	24.0%	0.2%	5.4%	7.0%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	15.9%	19.5%	17.4%	21.8%	24.7%
Common stockholders' equity, excluding AOCI other than FCTA	10.6%	12.1%	11.3%	14.6%	14.9%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	10.5%	12.1%	11.3%	14.6%	14.7%

Average common stockholders' equity	$27,749	$25,817	$27,220	$27,410	$24,142
Average common stockholders' equity, excluding AOCI other than FCTA	$41,343	$41,640	$41,856	$40,976	$40,001
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$41,260	$41,551	$41,856	$40,976	$39,994

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
U.S. (1)	$14,754	$6,316	$6,697	$8,836	$8,344
ASIA	1,752	1,709	1,688	1,674	1,743
LATIN AMERICA	1,277	1,285	1,425	1,391	1,484
EMEA	537	570	577	574	588
METLIFE HOLDINGS (1)	986	1,010	959	938	910
CORPORATE & OTHER (1)	88	103	117	126	112
Adjusted premiums, fees and other revenues, on a constant currency basis	$19,394	$10,993	$11,463	$13,539	$13,181
Adjusted premiums, fees and other revenues	$19,295	$10,873	$11,520	$13,594	$13,181

ASIA (including operating joint ventures) (2), (3)	$2,127	$2,074	$2,168	$2,084	$2,169

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
U.S. (1)	$1,003	$1,031	$1,078	$1,096	$1,075
ASIA	725	791	755	750	788
LATIN AMERICA	428	475	453	470	493
EMEA	270	311	296	308	315
METLIFE HOLDINGS (1)	228	247	238	231	238
CORPORATE & OTHER (1)	186	203	177	229	250
Adjusted other expenses on a constant currency basis	$2,840	$3,058	$2,997	$3,084	$3,159
Adjusted other expenses	$2,815	$3,020	$3,030	$3,113	$3,159

ASIA (including operating joint ventures) (2), (4)	$831	$898	$879	$866	$901

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
U.S. (1)	$751	$773	$707	$789	$980
ASIA	263	269	270	425	275
LATIN AMERICA	185	208	227	220	199
EMEA	65	66	59	68	88
METLIFE HOLDINGS (1)	117	184	158	211	208
CORPORATE & OTHER (1)	(258)	(210)	(236)	(228)	(262)
Adjusted earnings available to common shareholders on a constant currency basis	$1,123	$1,290	$1,185	$1,485	$1,488
Adjusted earnings available to common shareholders	$1,100	$1,260	$1,184	$1,492	$1,488

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 16 for operating joint ventures.
(3) Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.
(4) Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	investment portfolio gains (losses)	(xiv)	net investment gains (losses)
(xv)	derivative gains (losses)	(xv)	net derivative gains (losses)
(xvi)	adjusted capitalization of DAC	(xvi)	capitalization of DAC
(xvii)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	book value per common share, excluding AOCI other than FCTA	(xix)	book value per common share
(xx)	adjusted other expenses	(xx)	other expenses
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxii)	other expenses, net of capitalization of DAC
(xxiii)	adjusted expense ratio	(xxiii)	expense ratio
(xxiv)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiv)	expense ratio
(xxv)	direct expenses	(xxv)	other expenses
(xxvi)	direct expenses, excluding total notable items related to direct expenses	(xxvi)	other expenses
(xxvii)	direct expense ratio	(xxvii)	expense ratio
(xxviii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxviii)	expense ratio
(xxix)	future policy benefits at original discount rate	(xxix)	future policy benefits at balance sheet discount rate

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Effective January 1, 2023, MetLife adopted ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended ("LDTI"), with a transition date of January 1, 2021, which impacted the calculation of adjusted earnings. With the adoption of LDTI, the measurement model was simplified for DAC and VOBA, and most embedded derivatives were reclassified as market risk benefits. As a result, MetLife updated its calculation of adjusted earnings to remove certain adjustments related to the amortization of DAC, VOBA and related intangibles and adjusted for changes in measurement of certain guarantees. Under LDTI, adjusted earnings excludes changes in fair value associated with market risk benefits, changes in discount rates on certain annuitization guarantees, losses at contract inception for certain single premium business, and asymmetrical accounting associated with in-force reinsurance. All periods presented herein reflect the updated calculation of adjusted earnings.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings:
•	Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments").
•	Other revenues include settlements of foreign currency earnings hedges.
•	Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, and (iii) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.
•	Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments.

Divested businesses are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made to the line items indicated in calculating adjusted earnings:
•
Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities ("Unit-linked contract income") and ("Unit-linked contract costs").

•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•	Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•	Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI, and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties ("net mortgage loans") (including commercial ("net commercial mortgage loans"), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on net mortgage loans (including net commercial mortgage loans, net agricultural mortgage loans and residential mortgage loans) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
NAIC	National Association of Insurance Commissioners
NRSRO	Nationally Recognized Statistical Rating Organization
PRT	Pension risk transfers
QFS	Quarterly financial supplement
VOBA	Value of business acquired